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                                                                    EXHIBIT 23.3


          CONSENT OF ERNST & YOUNG (CIS) LIMITED, INDEPENDENT AUDITORS



     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 12, 1999 (TeleCommunications of Moscow
LLC), with respect to the financial statements included in Pre-Effective Amendment No. 1 to the Registration Statement (Form S-1 No. 333-82791) and related Prospectus of Golden Telecom, Inc. dated on or about August 24, 1999.



                                            /s/ Ernst & Young (CIS) Limited


Moscow, Russia

August 20, 1999